SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2014

U-SWIRL, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53130 (Commission File Number)	43-2092180 (IRS Employer Identification No.)

1175 American Pacific, Suite C, Henderson, Nevada 89074
(Address of principal executive offices)(Zip Code)

(702) 586-8700
Registrant's telephone number, including area code

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The registrant has issued a press release dated January 21, 2014 concerning its quarter and nine months ended November 30, 2013.  The press release includes information regarding its results of operations and financial condition for the quarter and year to date, and is furnished as an exhibit to this Form 8-K.

Item 9.01                      Financial Statements and Exhibits

Exhibit No.	Document

99.1	Press Release dated January 21, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U-SWIRL, INC.
January 23, 2014	By: /s/ Ulderico Conte Ulderico Conte Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Document

99.1	Press Release dated January 21, 2014